UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2007

COMVERGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33399	22-3543611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 Eagle Rock Avenue, Suite 190

East Hanover, New Jersey 07936

(Address of principal executive offices)

(973) 884-5970

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

See information provided below under “Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year”, which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 18, 2007, Comverge, Inc.’s (the “Company”) fifth amended and restated certificate of incorporation, substantially in the form previously filed as Exhibit 3.1 to the Company’s Registration Statement on Form S-1 (File No. 333-137813), as amended, and the Company’s second amended and restated bylaws, substantially in the form previously filed as Exhibit 3.2 to the Company’s Registration Statement on Form S-1 (File No. 333-137813), as amended, became effective. A description of the Company’s capital stock giving effect to the amendment and restatement of its certificate of incorporation and bylaws has previously been reported by the Company in its prospectus, dated April 12, 2007, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on April 13, 2007. The fifth amended and restated certificate of incorporation and the second amended and restated bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On April 18, 2007, the Company announced that it had closed its initial public offering of 5,300,000 shares of common stock, par value $0.001 per share, plus 795,000 shares of common stock to be sold by certain selling stockholders to cover over-allotments. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
3.1	Fifth Amended and Restated Certificate of Incorporation of Comverge, Inc.

3.2	Second Amended and Restated Bylaws of Comverge, Inc.

99.1	Press Release, issued April 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERGE, INC.

By:	/s/ T. Wayne Wren
Name:	T. Wayne Wren
Title:	Executive Vice President and General Counsel

Dated: April 18, 2007

EXHIBIT INDEX

Exhibit No.	Description
3.1	Fifth Amended and Restated Certificate of Incorporation of Comverge, Inc.

3.2	Second Amended and Restated Bylaws of Comverge, Inc.

99.1	Press Release, issued April 18, 2007.